CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-8

Section 7.3 Indenture                               Distribution Date: 2/15/2005
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                    1,825,413.33
               Class B Note Interest Requirement                      170,683.33
               Class C Note Interest Requirement                      275,660.00
                       Total                                        2,271,756.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.97556
               Class B Note Interest Requirement                         2.21667
               Class C Note Interest Requirement                         2.78444

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        924,000,000
               Class B Note Principal Balance                         77,000,000
               Class C Note Principal Balance                         99,000,000

(iv)    Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)     Required Owner Trust Spread Account Amount                 11,000,000.00


                                                   By:
                                                      --------------------------
                                                      Name:  Patricia M. Garvey
                                                      Title: Vice President

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